UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2008
COINSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1800 – 114th Avenue SE
BELLEVUE, WA 98004
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statement and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On May 28, 2008, pursuant to an agreement (the “Agreement”), dated May 28, 2008, by and among Coinstar, Inc. (“Coinstar”), Shamrock Activist Value Fund, L.P., Shamrock Activist Value Fund II, L.P., Shamrock Activist Value Fund III, L.P., Shamrock Activist Value Fund GP, L.L.C., and Shamrock Partners Activist Value Fund, L.L.C. (collectively, the “Shamrock Group”), Coinstar increased the size of its board of directors (the “Board”) by one member to eight members, and, to fill that vacancy, appointed Mr. Arik Ahitov, as a director whose term expires at Coinstar’s 2010 Annual Meeting of Stockholders, effective immediately. If the Shamrock Group’s holdings of Coinstar common stock are 1,856,377 or fewer shares, then the Shamrock Group will use good faith efforts to cause Mr. Ahitov (or his replacement as provided under the Agreement) to resign from the Board and will not be entitled to additional rights relating to Coinstar director nomination under the Agreement.
          Further, Coinstar will commence prior to the end of 2008 a director selection process (as set forth in the Agreement) pursuant to which Coinstar will increase the size of its Board by one member and, to fill that vacancy, appoint an independent director selected by the Board no later than March 1, 2009.
          In addition, pursuant to the Agreement:
•	The Shamrock Group has agreed to: (1) immediately cease all efforts related to its own proxy solicitation with respect to three director nominees for the 2008 Annual Meeting of Stockholders, which solicitation was described in the definitive proxy statement on Schedule 14A filed on April 25, 2008 by the Shamrock Group and certain other entities affiliated with the Shamrock Group (the “Shamrock Proxy Statement”), with the Securities and Exchange Commission; (2) not vote, deliver or otherwise use any proxies obtained in connection with the Shamrock Proxy Statement; and (3) withdraw the Shamrock Proxy Statement and certain other requests for stockholder books and records made of Coinstar.

•	The Shamrock Group has agreed until the conclusion of the 2010 Annual Meeting of Stockholders not to, among other things: (1) solicit proxies or written consents of stockholders or conduct any referendum or otherwise participate in any solicitation of any proxy, consent or other authority to vote any shares of Coinstar common stock in any contested solicitation relating to any Coinstar matter; (2) form or join in any group with respect to Coinstar common stock in support of any effort by a third party with respect to the matters described in clauses (1), (3) and (4) of this paragraph; (3) submit any stockholder proposal for consideration at a meeting of stockholders, provided that the Shamrock Group and its affiliates may directly submit matters to the Board for its consideration; and (4) support or participate in any “withhold the vote” or similar campaign relating to Coinstar or the Board or support other nominees other than those nominated by the Board, provided the Shamrock Group is not required to vote its Coinstar common stock at the 2010 Annual Meeting of Stockholders for the Board’s nominees if Mr. Ahitov (or his replacement as may be provided under the Agreement) is not nominated by the Board for election at that meeting.

•	The Shamrock Group has agreed that it will cause all shares of its or its affiliates’ Coinstar common stock to be present for quorum purposes and voted at Coinstar’s 2008, 2009 and 2010 Annual Meetings of Stockholders in favor of the directors nominated by the Board, provided with respect to the 2010 Annual Meeting of Stockholders, the Board has included Mr. Ahitov (or his replacement as may be provided under the Agreement) as a Board nominee.

•	Coinstar has agreed to reimburse the Shamrock Group an amount not to exceed $350,000 for its reasonable out-of-pocket expenses relating to its director nominations made pursuant to the Shamrock Proxy Statement and entering into the Agreement.

•	Coinstar and the Shamrock Group have each generally agreed until the conclusion of the 2010 Annual Meeting of Stockholders not to make statements or announcements that constitute an ad hominem attack on the other party, its officers or its directors.
          Mr. Ahitov, 32, currently serves as a Vice President of Shamrock Capital Advisors, Inc. (“SCA”), an affiliate of the Shamrock Group, a position he has held since September 2006. SCA is a Delaware corporation which provides management and consulting services to members of the Shamrock Group and certain of their affiliates. Mr. Ahitov also has served as a portfolio manager for the Shamrock Activist Value Funds since September 2004 and is a CFA Level 3 candidate. Prior to obtaining his Masters in Business Administration from the University of California, Los Angeles Anderson School of Management, which he attended from September 2002 to June 2004, Mr. Ahitov served as a consultant for Mitchell Madison Group, a management consulting firm, as a business strategy analyst for FreeDecision, a technology start-up company, and as an investment banker at both Salomon Smith Barney, a financial advisory services firm, and Royal Management, an investment services firm. Mr. Ahitov graduated from Northwestern University with a Bachelor of Arts degree. Pursuant to the Shamrock Proxy Statement, the Shamrock Group beneficially owns over 13% of Coinstar’s outstanding common stock.
          Mr. Ahitov will receive the standard compensation received by Coinstar non-employee directors, which compensation will be paid to the Shamrock Group. The standard compensation arrangements received by Coinstar non-employee directors are described in Coinstar’s definitive proxy statement on Schedule 14A filed on April 29, 2008 with the Securities Exchange Commission. The Board has not yet determined if Mr. Ahitov will serve on any of Coinstar’s Board committees.
          The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is included as Exhibit 10.1 hereto and incorporated herein by reference. The press release announcing matters relating to the Agreement is attached as Exhibit 99.1 hereto.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Agreement dated May 28, 2008 by and among Coinstar and the Shamrock Group

99.1	Press release dated May 28, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
Date: May 29, 2008	By:	/s/ David W. Cole
David W. Cole
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement dated May 28, 2008 by and among Coinstar and the Shamrock Group

99.1	Press release dated May 28, 2008